UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): February 7, 2012

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On February 7, 2012, the Board of Directors of Emerson Electric Co. (the “Company”) elected Joshua B. Bolten, Co-Founder and Managing Director of Rock Creek Global Advisors, LLC and former Chief of Staff to the President of the United States, as a Director of the Company. He will stand for election at the Company’s 2013 Annual Meeting of Stockholders. Mr. Bolten was also appointed to serve as a member of the Corporate Governance and Nominating Committee.

Mr. Bolten will be compensated on the same basis as all other non-management Directors of the Company, as described under “Director Compensation” in the Company’s Proxy Statement for its 2012 Annual Meeting of Stockholders (the “Proxy Statement”). This includes an award of 2,409 shares of restricted stock, representing the $125,000 restricted stock portion of the annual retainer payable to all non-management Directors.

A copy of the February 8, 2012 press release announcing Mr. Bolten’s election is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The final results for each of the matters submitted to a vote of stockholders at the Company’s 2012 Annual Meeting of Stockholders held on February 7, 2012 are as follows:

Proposal 1: The six Directors named in the Proxy Statement were elected by the stockholders, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
C. Fernandez G.	515,768,656	35,521,200	93,487,694
A. F. Golden	514,233,904	37,055,952	93,487,694
W. R. Johnson	516,342,799	34,947,057	93,487,694
J. B. Menzer	543,462,809	7,827,047	93,487,694
A. A. Busch III	519,713,103	31,576,753	93,487,694
R. L. Ridgway	537,396,359	13,893,497	93,487,694

Proposal 2: The Company’s executive compensation as described in the Proxy Statement was approved by the non-binding advisory votes of the stockholders set forth in the table below:

For	Against	Abstain	Broker Non-Votes
528,297,700	18,822,768	4,169,388	93,487,694

Proposal 3: The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2012 was ratified by the stockholders, by the votes set forth in the table below:

For	Against	Abstain
635,019,742	7,984,499	1,773,309

Proposal 4: The stockholder proposal requesting the issuance of a sustainability report as described in the Proxy Statement was not approved by the stockholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
161,038,404	295,413,373	94,838,079	93,487,694

Proposal 5: The stockholder proposal requesting the Board of Directors to take necessary steps (excluding those steps that must be taken by the stockholders) to declassify the Company’s Board of Directors as described in the Proxy Statement was approved by the stockholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
422,318,212	124,580,703	4,390,941	93,487,694

Based on these results, the Board of Directors determined to take the steps requested by this proposal.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number             Description of Exhibits

99.1                               Press release dated February 8, 2012.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: February 9, 2012	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number             Description of Exhibits

99.1                               Press release dated February 8, 2012.